Everlake Life Insurance Company
Everlake Financial Advisors Separate Account I

Supplement dated December 31, 2025
To
Prospectus dated April 29, 2019, as supplemented

RETIREMENT ACCESS VARIABLE ANNUITY B SERIES (“B SERIES”)
RETIREMENT ACCESS VARIABLE ANNUITY L SERIES (“L SERIES”)
RETIREMENT ACCESS VARIABLE ANNUITY X SERIES (“X SERIES”)

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information. If you have any questions or would like another copy of the current Annuity or Portfolio Prospectus, please contact us at (800) 457-7617.
This Supplement describes changes to the variable investment options available in your Annuity.
AST Bond Portfolio 2025
Effective on or about December 31, 2025, the AST Bond Portfolio 2025 will be closed and liquidated and, as a result, all references to the AST Bond Portfolio 2025 will be deleted from the Prospectus.
AST Portfolio Addition
Effective on or about January 2, 2026, the AST Bond Portfolio 2037 (the “Portfolio”) will be added to your Annuity as a variable investment option. Please note, however, that this variable investment option is not available for the allocation of Purchase Payments or for transfers – either incoming or outgoing. This Portfolio is available only with certain optional living benefits.

In conjunction with the changes described above, the table captioned “Underlying Portfolio Annual Expenses” in the “Summary of Contract Fees and Charges” section of the Prospectus will be revised to add the following information:

UNDERLYING PORTFOLIO ANNUAL EXPENSES
(as a percentage of the average net assets of the underlying Portfolios)
FUNDS	Management Fees	Other Expenses	Distribution (12b-1) Fees	Dividend Expense on Short Sales	Broker Fees and Expenses on Short Sales	Acquired Portfolio Fees & Expenses	Total Annual Portfolio Operating Expenses	Fee Waiver or Expense Reimbursement	Net Annual Fund Operating Expenses
AST Bond Portfolio 2037*,[1]	0.47%	0.35% [2]	0.25%	0.00%	0.00%	0.05%	1.12%	0.16%	0.96%
1
The Portfolio will commence operations on or about January 2, 2026.
2
Other expenses (which include expenses for accounting and valuation services, custodian fees, audit fees, legal fees, transfer agency fees, fees paid to Independent Trustees, and certain other miscellaneous items) are estimated for the current fiscal year.  Estimates are based in part on assumed average daily net assets of $50 million for the Portfolio for the fiscal year ending December 31, 2026.
*  See notes immediately below for important information about this Portfolio.
AST Bond Portfolio 2037
The Portfolio’s Manager has contractually agreed to waive 0.02% of its investment management fee through June 30, 2027. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust’s Statement of Additional Information) do not exceed 0.91% of the Portfolio’s average daily net assets through June 30, 2027. Expenses waived/reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the waiver/reimbursement and/or recoupment for that fiscal year, as applicable. These arrangements may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

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In addition, the following summary description for the Portfolio will be added to the table in the “Investment Options” section of the Prospectus:
PORTFOLIO NAME	INVESTMENT OBJECTIVE(S)	PORTFOLIO ADVISER/SUBADVISOR(S)
AST Bond Portfolio 2037	Seeks the highest total return for a specific period of time, consistent with the preservation of capital and liquidity needs. Total return is comprised of current income and capital appreciation.	PGIM Fixed Income PGIM Limited
PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Investments LLC manages each of the Portfolios of the Advanced Series Trust (AST).  AST Investment Services, Inc. serves as co-manager, along with PGIM Investments LLC, to many of the Portfolios of AST.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

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